EXHIBIT 32.1

      CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 USC 1350
                 (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Levi Mochkin, President and Chief Executive Officer of Avenue Group, Inc. (the "Company"), certify, that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSB for the period ended June 30, 2005 of the Company (the "Report"):

1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 27, 2005

By:      /s/ Levi Mochkin
         ----------------
         Levi Mochkin
         President and Chief Executive Officer